Summary Prospectus Supplement	September 25, 2019

Putnam Global Income Trust
Summary Prospectus dated February 28, 2019

Putnam Mortgage Securities Fund
Summary Prospectus dated January 30, 2019

Class M shares of each fund acquired prior to November 25, 2019 (the “Effective Date”) will convert automatically to class A shares on the Effective Date provided that class A shares are available for purchase by residents of the shareholder’s jurisdiction.

The Board of Trustees of each fund has also approved the liquidation of class M shares of the fund. Any class M shares remaining in each fund after the Effective Date will be liquidated on or about December 9, 2019. Class M shareholders whose shares will not be converted to class A shares on the Effective Date should consult their tax advisors about the tax implications of the liquidation of the share class.

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